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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 1999

                                    FCNB CORP
             (Exact name of registrant as specified in its charter)



               MARYLAND                              52-1479635
               --------                              ----------
     (State or other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification No.)



        7200 FCNB COURT, FREDERICK, MARYLAND                21703
        ------------------------------------                -----
      (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code: (301)662-2191



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



ITEM 7: FINANCIAL  STATEMENTS


On November 20, 1998, FCNB Corp (the "Company") completed its acquisition of Capital Bank, N.A. ("Capital"), by means of a stock-for-stock exchange of shares accounted for as a pooling of interests. The Securities and Exchange Commission, in its Accounting Series Release No. 135, prohibits affiliates of all parties to a transaction accounted for as a pooling of interests from selling any shares received in the transaction until at least 30 days of post merger combined results have been published.

     Accordingly, attached hereto is the unaudited consolidated balance sheet for the Company, including Capital, as of December 31, 1998 and the related unaudited consolidated statement of income for the one-month period then ended. Also, included in the combined entities operating results are specific one-time merger related charges in the aggregate of $1.66 million: (1) salaries and employee benefits associated with change-in-control payments of approximately $632,000 or $382,000 after taxes, (2) professional and advisory fees of $607,000 which are not tax deductible, and (3) other costs of approximately $421,000.

FCNB CORP AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(Dollars in thousands)

                                                                                               December 31,
------------------------------------------------------------------------------------------------------------
ASSETS                                                                                             1998
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

Cash and due from banks                                                                        $    30,500

Interest-bearing deposits in other banks                                                             1,334

Federal funds sold                                                                                  47,262
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       Cash and cash equivalents                                                                    79,096
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Loans held for sale                                                                                  5,087
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Investment securities held to maturity                                                              30,045
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Investment securities available for sale-at fair value                                             421,176
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Loans                                                                                              722,589

Less: Allowance for credit losses                                                                   (7,198)
      Unearned income                                                                                  (23)
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       Net loans                                                                                   715,368
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Bank premises and equipment                                                                         25,280
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Other assets                                                                                        56,172
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       Total assets                                                                            $ 1,332,224
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LIABILITIES AND SHAREHOLDERS' EQUITY
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LIABILITIES

Deposits:

  Noninterest-bearing deposits                                                                 $   139,320

  Interest-bearing deposits                                                                        712,499
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       Total deposits                                                                              851,819

Short-term borrowings:

   Federal funds purchased and securities sold under
    agreements to repurchase                                                                        92,287

  Other short-term borrowings                                                                      243,155

Long term debt:

  Guaranteed preferred beneficial interests in the
    Company's subordinated debentures                                                               40,250

Accrued interest and other liabilities                                                              12,354
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       Total liabilities                                                                         1,239,865
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SHAREHOLDERS' EQUITY

Common stock                                                                                        10,061

Surplus                                                                                             46,095

Retained earnings                                                                                   32,333

Accumulated other comprehensive income                                                               3,870
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       Total shareholders' equity                                                                   92,359
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       Total liabilities and shareholders' equity                                              $ 1,332,224
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

FCNB CORP AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME  AND COMPREHENSIVE INCOME (UNAUDITED)

(Dollars in thousands, except per share amounts)
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                                                                                            For the one month     For the 12 months
                                                                                                  ended                ended
                                                                                               December 31,         December 31,
                                                                                                  1998                  1998
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
Interest income:
  Interest and fees on loans                                                                  $      5,581          $     62,894
  Interest and dividends on investment securities:
    Taxable                                                                                          2,201                19,466
    Tax exempt                                                                                          31                   326
    Dividends                                                                                          138                 1,069
  Interest on federal funds sold                                                                        38                 1,590
  Other interest income                                                                                 21                    76
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    Total interest income                                                                            8,010                85,421
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Interest expense:
  Interest on deposits                                                                               2,510                29,277
  Interest on federal funds purchased and securities
    sold under agreements to repurchase                                                                283                 2,919
  Interest on other short-term borrowings                                                            1,304                10,112
  Interest on long term debt                                                                           290                 1,527
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    Total interest expense                                                                           4,387                43,835
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Net interest income                                                                                  3,623                41,586
Provision for credit losses                                                                            255                 1,770
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Net interest income after provision for credit losses                                                3,368                39,816
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Noninterest income:
  Service fees                                                                                         424                 4,154
  Net securities gains                                                                                 321                 1,481
  Gain on sale of loans                                                                                104                   751
  Other operating income                                                                             5,822                 9,279
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    Total noninterest income                                                                         6,671                15,665
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Noninterest expenses:
  Salaries and employee benefits                                                                     5,292                21,464
  Occupancy expenses                                                                                   756                 4,267
  Equipment expenses                                                                                   583                 3,218
  Merger related expenses                                                                              297                 1,936
  Other operating expenses                                                                           1,886                 9,759
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    Total noninterest expenses                                                                       8,814                40,644
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Income before provision for income taxes                                                             1,225                14,837
  Income tax expense                                                                                   533                 5,026
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Net income                                                                                             692                 9,811
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Other comprehensive net income, net of tax: Unrealized gains (losses) on securities:
   Unrealized holding gains (losses) arising during period                                            (367)                1,508
   Less: reclassification adjustment for gains
    included in net income                                                                             194                   905
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Other comprehensive net income                                                                        (561)                  603
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Comprehensive income                                                                          $        131          $     10,414
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Net income - before merger related expenses                                                   $        919          $     11,222
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Basic earnings per share                                                                      $       0.07          $       0.98
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Diluted earnings per share                                                                    $       0.07          $       0.97
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Basic earnings per share - before merger related expenses                                     $       0.09          $       1.12
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Diluted earnings per share - before merger related expenses                                   $       0.09          $       1.11
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Basic weighted average number of shares outstanding                                             10,047,545            10,024,630
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Diluted weighted average number of shares outstanding                                           10,103,260            10,114,648
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

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FCNB CORP

                                         By:  /s/  A. Patrick Linton
                                              ---------------------------------
                                              A. Patrick Linton, President



Dated: January 21, 1999